Exhibit 99.2

Devon Energy Second-Quarter 2022

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Statements of Cash Flows	4

Consolidated Balance Sheets	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings	10

EBITDAX, Net Debt, Net Debt-to-EBITDAX and Free Cash Flow	11

Reinvestment Rate and Variable Dividend	12

CONSOLIDATED STATEMENTS OF EARNINGS

	2022		2021
(in millions, except per share amounts)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil, gas and NGL sales	$4,100	$3,175	$2,985	$2,635	$2,154
Oil, gas and NGL derivatives (1)	(170)	(683)	22	(335)	(703)
Marketing and midstream revenues	1,696	1,320	1,266	1,166	966

Total revenues	5,626	3,812	4,273	3,466	2,417

Production expenses (2)	729	618	605	555	513
Exploration expenses	10	2	5	3	3
Marketing and midstream expenses	1,700	1,324	1,266	1,165	965
Depreciation, depletion and amortization	528	489	577	578	536
Asset dispositions	(14)	(1)	(49)	—	(87)
General and administrative expenses	84	94	95	95	94
Financing costs, net (3)	84	85	86	86	80
Restructuring and transaction costs	—	—	28	18	23
Other, net	10	(61)	(2)	2	(14)

Total expenses	3,131	2,550	2,611	2,502	2,113

Earnings before income taxes	2,495	1,262	1,662	964	304
Income tax expense (4)	557	267	150	120	43

Net earnings	1,938	995	1,512	844	261
Net earnings attributable to noncontrolling interests	6	6	6	6	5

Net earnings attributable to Devon	$1,932	$989	$1,506	$838	$256

Net earnings per share:
Basic net earnings per share	$2.94	$1.48	$2.24	$1.24	$0.38
Diluted net earnings per share	$2.93	$1.48	$2.23	$1.24	$0.38
Weighted average common shares outstanding:
Basic	658	663	671	677	677
Diluted	660	665	673	679	679

SUPPLEMENTAL INFORMATION FOR CONSLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

	2022		2021
(in millions)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Derivative cash settlements	$(472)	$(344)	$(493)	$(370)	$(367)
Derivative valuation changes	302	(339)	515	35	(336)

Oil, gas and NGL derivatives	$(170)	$(683)	$22	$(335)	$(703)

(2) PRODUCTION EXPENSES

	2022		2021
(in millions)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Lease operating expense	$255	$224	$235	$215	$210
Gathering, processing & transportation	177	161	173	157	147
Production taxes	278	214	197	176	143
Property taxes	19	19	—	7	13

Production expenses	$729	$618	$605	$555	$513

(3) FINANCING COSTS, NET

	2022		2021
(in millions)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Interest based on outstanding debt	$93	$92	$92	$93	$98
Gain on early retirement of debt	—	—	—	—	(10)
Interest income	(2)	(1)	—	(1)	—
Other	(7)	(6)	(6)	(6)	(8)

Financing costs, net	$84	$85	$86	$86	$80

(4) INCOME TAX EXPENSE

	2022		2021
(in millions)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Current expense	$252	$103	$1	$1	$19
Deferred expense	305	164	149	119	24

Income tax expense	$557	$267	$150	$120	$43

CONSOLIDATED STATEMENTS OF CASH FLOWS

	2022			2021
(in millions)	Quarter 2		Quarter 1	Quarter 4	Quarter 3	Quarter 2
Cash flows from operating activities:
Net earnings	$1,938		$995	$1,512	$844	$261
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	528		489	577	578	536
Leasehold impairments	7		1	1	1	1
Amortization of liabilities	(9)		(6)	(6)	(7)	(7)
Total (gains) losses on commodity derivatives	170		683	(22)	335	703
Cash settlements on commodity derivatives	(472)		(344)	(493)	(370)	(367)
Gains on asset dispositions	(14)		(1)	(49)	—	(87)
Deferred income tax expense	305		164	149	119	24
Share-based compensation	23		20	19	19	20
Early retirement of debt	—		—	—	—	(10)
Other	4		(21)	2	11	2
Changes in assets and liabilities, net	198		(143)	(74)	68	17

Net cash from operating activities	2,678		1,837	1,616	1,598	1,093

Cash flows from investing activities:
Capital expenditures	(573)		(537)	(512)	(474)	(504)
Acquisitions of property and equipment	(100	)(1)	(1)	(3)	(10)	(5)
Divestitures of property and equipment	9		26	14	1	49
Distributions from equity method investments	15		8	8	9	8
Contributions to equity method investments	(21)		(22)	(25)	—	—

Net cash from investing activities	(670)		(526)	(518)	(474)	(452)

Cash flows from financing activities:
Repayments of long-term debt	—		—	—	—	(710)
Early retirement of debt	—		—	—	—	(32)
Repurchases of common stock	(324)		(211)	(589)	—	—
Dividends paid on common stock	(830)		(667)	(554)	(329)	(229)
Contributions from noncontrolling interests	—		—	—	1	3
Distributions to noncontrolling interests	(5)		(8)	(6)	(6)	(5)
Shares exchanged for tax withholdings and other	(12)		(73)	—	(3)	(9)

Net cash from financing activities	(1,171)		(959)	(1,149)	(337)	(982)

Effect of exchange rate changes on cash	(5)		2	1	(5)	2

Net change in cash, cash equivalents and restricted cash	832		354	(50)	782	(339)
Cash, cash equivalents and restricted cash at beginning of period	2,625		2,271	2,321	1,539	1,878

Cash, cash equivalents and restricted cash at end of period	$3,457		$2,625	$2,271	$2,321	$1,539

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$3,300		$2,459	$2,099	$2,144	$1,348
Restricted cash	157		166	172	177	191

Total cash, cash equivalents and restricted cash	$3,457		$2,625	$2,271	$2,321	$1,539

(1)	Primarily relates to deposit associated with the RimRock acquisition.

CONSOLIDATED BALANCE SHEETS

(in millions)	June 30, 2022	December 31, 2021
Current assets:
Cash, cash equivalents and restricted cash	$3,457	$2,271
Accounts receivable	2,348	1,543
Other current assets	546	435

Total current assets	6,351	4,249
Oil and gas property and equipment, based on successful efforts accounting, net	13,588	13,536
Other property and equipment, net	1,525	1,472

Total property and equipment, net	15,113	15,008
Goodwill	753	753
Right-of-use assets	236	235
Investments	423	402
Other long-term assets	318	378

Total assets	$23,194	$21,025

Current liabilities:
Accounts payable	$668	$500
Revenues and royalties payable	2,108	1,456
Other current liabilities	1,318	1,131

Total current liabilities	4,094	3,087
Long-term debt	6,461	6,482
Lease liabilities	259	252
Asset retirement obligations	452	468
Other long-term liabilities	949	1,050
Deferred income taxes	753	287
Stockholders’ equity:
Common stock	66	66
Additional paid-in capital	7,060	7,636
Retained earnings	3,107	1,692
Accumulated other comprehensive loss	(130)	(132)
Treasury stock, at cost, 0.2 million shares in 2022	(13)	—

Total stockholders’ equity attributable to Devon	10,090	9,262
Noncontrolling interests	136	137

Total equity	10,226	9,399

Total liabilities and equity	$23,194	$21,025

Common shares outstanding	656	663

PRODUCTION

	2022		2021
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (MBbls/d)
Delaware Basin	222	209	213	213	191
Anadarko Basin	14	14	14	14	17
Williston Basin	27	32	36	39	46
Eagle Ford	19	17	19	20	18
Powder River Basin	14	12	14	14	16
Other	4	4	4	3	3

Total	300	288	300	303	291

Natural gas liquids (MBbls/d)
Delaware Basin	111	92	107	100	82
Anadarko Basin	25	25	27	25	26
Williston Basin	9	8	9	9	9
Eagle Ford	9	9	9	11	9
Powder River Basin	2	2	2	3	3
Other	—	—	—	—	—

Total	156	136	154	148	129

Gas (MMcf/d)
Delaware Basin	618	561	577	578	513
Anadarko Basin	212	210	222	219	225
Williston Basin	52	54	64	59	61
Eagle Ford	60	61	60	67	59
Powder River Basin	18	19	19	19	21
Other	1	1	1	1	2

Total	961	906	943	943	881

Total oil equivalent (MBoe/d)
Delaware Basin	436	394	416	409	358
Anadarko Basin	74	75	78	75	80
Williston Basin	45	48	55	58	66
Eagle Ford	38	36	38	42	37
Powder River Basin	19	18	19	20	22
Other	4	4	5	4	4

Total	616	575	611	608	567

CAPITAL EXPENDITURES

	2022		2021
(in millions)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	$374	$413	$392	$363	$394
Anadarko Basin	42	16	19	15	11
Williston Basin	21	17	25	13	19
Eagle Ford	37	27	21	34	36
Powder River Basin	37	27	27	15	5
Other	2	1	2	2	2

Total upstream capital	$513	$501	$486	$442	$467

Environmental (1)	22	16	—	—	—
Midstream	10	32	14	11	22
Other	35	15	21	28	20

Total capital	$580	$564	$521	$481	$509

(1)	Devon began tracking environmental capital separately in 2022.

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2022		2021
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	46	59	54	50	55
Anadarko Basin	14	13	6	9	8
Williston Basin	5	—	9	—	—
Eagle Ford	4	11	9	10	11
Powder River Basin	1	—	4	9	1

Total	70	83	82	78	75

GROSS OPERATED WELLS TIED-IN

	2022		2021
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	52	52	65	52	88
Anadarko Basin	1	—	12	4	6
Williston Basin	—	—	—	4	13
Eagle Ford	14	8	7	19	9
Powder River Basin	—	4	2	2	—

Total	67	64	86	81	116

AVERAGE LATERAL LENGTH

(based on wells tied-in)

	2022		2021
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	9,100’	8,900’	10,100’	9,700’	10,000’
Anadarko Basin	10,100’	—	11,700’	9,200’	9,600’
Williston Basin	—	—	—	9,600’	10,000’
Eagle Ford	5,800’	7,500’	7,100’	6,300’	5,600’
Powder River Basin	—	10,400’	9,600’	10,500’	—

Total	8,400’	8,800’	10,100’	8,900’	9,600’

REALIZED PRICING

BENCHMARK PRICES

(average prices)

	2022		2021
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$108.70	$94.45	$76.91	$70.64	$66.04
Natural Gas ($/Mcf) - Henry Hub	$7.17	$4.96	$5.84	$4.02	$2.83
NGL ($/Bbl) - Mont Belvieu Blended	$46.44	$43.99	$40.39	$36.85	$28.54

REALIZED PRICES

	2022		2021
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (Per Bbl)
Delaware Basin	$109.05	$93.12	$75.67	$68.44	$63.93
Anadarko Basin	108.15	92.70	76.07	69.11	63.51
Williston Basin	109.85	90.87	74.02	66.60	62.00
Eagle Ford	109.77	94.51	75.35	68.32	64.04
Powder River Basin	104.75	92.69	72.86	65.81	62.36

Realized price without hedges	108.93	92.94	75.36	68.19	63.63
Cash settlements	(13.13)	(11.32)	(13.14)	(10.60)	(13.29)

Realized price, including cash settlements	$95.80	$81.62	$62.22	$57.59	$50.34

Natural gas liquids (Per Bbl)
Delaware Basin	$40.75	$38.43	$35.56	$31.34	$23.81
Anadarko Basin	41.64	38.38	35.66	33.20	25.55
Williston Basin	23.88	20.71	24.97	19.36	14.76
Eagle Ford	41.98	39.68	38.17	32.80	25.46
Powder River Basin	55.62	52.49	47.30	40.66	35.46

Realized price without hedges	40.28	37.76	35.36	31.25	23.89
Cash settlements	—	—	(0.54)	(0.45)	(0.25)

Realized price, including cash settlements	$40.28	$37.76	$34.82	$30.80	$23.64

Gas (Per Mcf)
Delaware Basin	$6.41	$3.83	$4.60	$3.58	$2.31
Anadarko Basin	7.11	4.00	5.37	4.05	3.15
Williston Basin	1.56	0.74	1.53	0.65	(1.60)
Eagle Ford	7.10	4.91	5.76	4.08	3.25
Powder River Basin	7.93	4.24	6.10	4.15	3.54

Realized price without hedges	6.37	3.77	4.68	3.55	2.35
Cash settlements	(1.31)	(0.62)	(1.42)	(0.78)	(0.15)

Realized price, including cash settlements	$5.06	$3.15	$3.26	$2.77	$2.20

Total oil equivalent (Per Boe)
Delaware Basin	$75.02	$63.75	$54.28	$48.29	$42.84
Anadarko Basin	54.46	42.08	41.39	35.62	30.34
Williston Basin	73.15	63.31	53.44	48.55	43.98
Eagle Ford	75.07	62.74	56.06	47.40	42.84
Powder River Basin	89.84	75.75	63.45	55.93	52.55

Realized price without hedges	73.13	61.40	53.12	47.08	41.75
Cash settlements	(8.43)	(6.65)	(8.78)	(6.60)	(7.11)

Realized price, including cash settlements	$64.70	$54.75	$44.34	$40.48	$34.64

ASSET MARGINS

BENCHMARK PRICES

(average prices)

	2022		2021
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$108.70	$94.45	$76.91	$70.64	$66.04
Natural Gas ($/Mcf) - Henry Hub	$7.17	$4.96	$5.84	$4.02	$2.83
NGL ($/Bbl) - Mont Belvieu Blended	$46.44	$43.99	$40.39	$36.85	$28.54

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2022		2021
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin
Realized price	$75.02	$63.75	$54.28	$48.29	$42.84
Lease operating expenses	(3.98)	(3.79)	(4.02)	(3.52)	(3.91)
Gathering, processing & transportation	(2.37)	(2.32)	(2.27)	(2.18)	(2.06)
Production & property taxes	(5.35)	(4.65)	(3.40)	(3.31)	(3.08)

Field-level cash margin	$63.32	$52.99	$44.59	$39.28	$33.79

Anadarko Basin
Realized price	$54.46	$42.08	$41.39	$35.62	$30.34
Lease operating expenses	(3.49)	(2.75)	(2.70)	(2.58)	(2.96)
Gathering, processing & transportation	(6.65)	(6.67)	(6.60)	(6.14)	(6.06)
Production & property taxes	(3.17)	(2.35)	(2.44)	(1.70)	(1.46)

Field-level cash margin	$41.15	$30.31	$29.65	$25.20	$19.86

Williston Basin
Realized price	$73.15	$63.31	$53.44	$48.55	$43.98
Lease operating expenses	(9.40)	(7.67)	(5.76)	(5.83)	(4.87)
Gathering, processing & transportation	(2.44)	(2.32)	(2.09)	(2.13)	(1.86)
Production & property taxes	(6.75)	(5.67)	(4.64)	(4.47)	(4.27)

Field-level cash margin	$54.56	$47.65	$40.95	$36.12	$32.98

Eagle Ford
Realized price	$75.07	$62.74	$56.06	$47.40	$42.84
Lease operating expenses	(4.98)	(4.63)	(3.78)	(3.43)	(3.47)
Gathering, processing & transportation	(6.39)	(5.67)	(6.65)	(4.17)	(5.56)
Production & property taxes	(3.99)	(3.52)	(2.93)	(1.99)	(1.93)

Field-level cash margin	$59.71	$48.92	$42.70	$37.81	$31.88

Powder River Basin
Realized price	$89.84	$75.75	$63.45	$55.93	$52.55
Lease operating expenses	(7.04)	(9.01)	(7.49)	(8.09)	(6.65)
Gathering, processing & transportation	(3.50)	(3.19)	(2.86)	(2.93)	(3.02)
Production & property taxes	(10.89)	(9.23)	(7.49)	(6.73)	(6.10)

Field-level cash margin	$68.41	$54.32	$45.61	$38.18	$36.78

Devon - Total
Realized price	$73.13	$61.40	$53.12	$47.08	$41.75
Lease operating expenses	(4.56)	(4.33)	(4.18)	(3.85)	(4.06)
Gathering, processing & transportation	(3.15)	(3.11)	(3.08)	(2.81)	(2.85)
Production & property taxes	(5.30)	(4.51)	(3.49)	(3.25)	(3.05)

Field-level cash margin	$60.12	$49.45	$42.37	$37.17	$31.79

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on second quarter and first quarter 2022 earnings.

	Quarter Ended June 30, 2022
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Total
Earnings (GAAP)	$2,495	$1,938	$1,932	$2.93
Adjustments:
Asset dispositions	(14)	(11)	(11)	(0.02)
Asset and exploration impairments	8	6	6	0.01
Deferred tax asset valuation allowance	—	10	10	0.02
Fair value changes in financial instruments	(299)	(230)	(230)	(0.35)

Core earnings (Non-GAAP)	$2,190	$1,713	$1,707	$2.59

	Quarter Ended March 31, 2022
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Total
Earnings (GAAP)	$1,262	$995	$989	$1.48
Adjustments:
Asset dispositions	(1)	—	—	—
Deferred tax asset valuation allowance	—	6	6	0.01
Fair value changes in financial instruments	338	260	260	0.39

Core earnings (Non-GAAP)	$1,599	$1,261	$1,255	$1.88

*	The tax impact for the adjustments to core earnings in the tables above are all deferred.

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q2 ‘22	Q1 ‘22	Q4 ‘21	Q3 ‘21	TTM	Q2 ‘21	Q1 ‘21
Net earnings (GAAP)	$1,938	$995	$1,512	$844	$5,289	$261	$216
Financing costs, net	84	85	86	86	341	80	77
Income tax expense (benefit)	557	267	150	120	1,094	43	(248)
Exploration expenses	10	2	5	3	20	3	3
Depreciation, depletion and amortization	528	489	577	578	2,172	536	467
Asset dispositions	(14)	(1)	(49)	—	(64)	(87)	(32)
Share-based compensation	22	20	19	18	79	20	20
Derivative and financial instrument non-cash valuation changes	(302)	339	(515)	(35)	(513)	336	296
Restructuring and transaction costs	—	—	28	18	46	23	189
Accretion on discounted liabilities and other	10	(61)	(2)	2	(51)	(14)	(29)

EBITDAX (Non-GAAP)	$2,833	$2,135	$1,811	$1,634	$8,413	$1,201	$959

Annualized EBITDAX for first-quarter 2021 (Non-GAAP)							$3,836

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Total debt (GAAP)	$6,461	$6,471	$6,482	$6,492	$6,502	$7,268
Less:
Cash, cash equivalents and restricted cash	(3,457)	(2,625)	(2,271)	(2,321)	(1,539)	(1,878)

Net debt (Non-GAAP)	$3,004	$3,846	$4,211	$4,171	$4,963	$5,390

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	June 30, 2022	March 31, 2022	December 31, 2021	March 31, 2021
Net debt (Non-GAAP)	$3,004	$3,846	$4,211	$5,390
EBITDAX (Non-GAAP) (1)	$8,413	$6,781	$5,605	$3,836
Net debt-to-EBITDAX (Non-GAAP)	0.4	0.6	0.8	1.4

(1)

The second quarter 2022 EBITDAX is an annualized measure using a trailing twelve month calculation. The first quarter 2021 EBITDAX is an annualized measure. See the EBITDAX table above for additional details. Due to the merger with WPX closing in the first quarter of 2021, Devon has shown the first quarter 2021 EBITDAX annualized, divided by net debt to show a more meaningful net debt-to-EBITDAX measure.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	Quarter Ended Jun. 30, 2022	Quarter Ended Mar. 31, 2022	Quarter Ended Dec. 31, 2021	Quarter Ended Sep. 30, 2021	Quarter Ended Jun. 30, 2021
Total operating cash flow (GAAP)	$2,678	$1,837	$1,616	$1,598	$1,093
Less capital expenditures:
Capital expenditures	(573)	(537)	(512)	(474)	(504)

Free cash flow (Non-GAAP)	$2,105	$1,300	$1,104	$1,124	$589

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	Quarter Ended June 30, 2022	Quarter Ended March 31, 2022	Quarter Ended December 31, 2021
Capital expenditures (accrued)	$580	$564	$521
Operating cash flow	$2,678	$1,837	$1,616

Reinvestment rate (Non-GAAP)	22%	31%	32%

VARIABLE DIVIDEND

Devon may pay a variable dividend up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as adjusted cash flow less capital expenditures and the fixed dividend.

Quarter Ended June 30, 2022
Operating cash flow (GAAP)	$2,678
Changes in assets and liabilities, net	(198)

Adjusted cash flow (Non-GAAP)	2,480
Capital expenditures (Accrued)	(580)

Adjusted free cash flow (Non-GAAP)	1,900
Fixed quarterly dividend	(105)

Excess free cash flow (Non-GAAP)	1,795
~50% Pay out (Board Discretion: Up to 50%)	50%

Total variable dividend	$897

THIRD-QUARTER AND FULL-YEAR 2022 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil (MBbls/d)	287	295	294	299
Natural gas liquids (MBbls/d)	151	156	148	152
Gas (MMcf/d)	930	970	940	960

Total oil equivalent (MBoe/d)	593	613	600	610

Note: Fourth production is estimated to increase ~4% due to timing of activity and higher working interest.

CAPITAL EXPENDITURES GUIDANCE

	Quarter 3(1)		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$640	$690	$2,200	$2,400
Environmental capital	20	30	75	100
Midstream & other capital	20	35	100	140

Total capital	$680	$755	$2,375	$2,640

(1)	Devon expects to bring online ~100 new wells in the third quarter, driving higher production in the fourth quarter.

PRICE REALIZATIONS GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	100%	95%	100%
NGL - % of WTI	35%	40%	35%	40%
Natural gas - % of Henry Hub	80%	85%	80%	85%

OTHER GUIDANCE ITEMS

	Quarter 3		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(10)	$—	$(25)	$(15)
LOE & GP&T per BOE	$7.50	$7.90	$7.50	$7.80
Production & property taxes as % of upstream sales	7.0%	8.0%	7.0%	8.0%
Exploration expenses	$—	$5	$5	$15
Depreciation, depletion and amortization	$510	$560	$2,050	$2,150
General & administrative expenses	$85	$95	$340	$365
Net financing costs, net	$80	$90	$335	$345
Other expenses	$—	$10	$(50)	$(30)

INCOME TAX GUIDANCE

(% of pre-tax earnings)	Quarter 3	Full Year
Current income tax rate	10%	10%
Deferred income tax rate	12%	12%

Total income tax rate	22%	22%

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (4-year period beginning in 2021)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2022 & 2023 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q3 2022	35,000	$44.61	42,500	$56.11	$73.82
Q4 2022	35,000	$44.61	45,500	$63.32	$90.33
Q1-Q4 2023	—	$—	37,193	$68.55	$95.92

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q3-Q4 2022	BRENT/WTI Spread	1,000	$(7.75)
Q3-Q4 2022	NYMEX Roll	29,000	$0.45
Q1-Q4 2023	Midland Sweet	12,296	$0.52

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q3 2022	110,000	$2.79	221,000	$2.98	$4.35
Q4 2022	125,000	$3.34	165,000	$3.16	$4.82
Q1-Q4 2023	8,658	$5.24	106,436	$3.58	$7.81

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q3-Q4 2022	WAHA	70,000	$(0.57)
Q3-Q4 2022	El Paso Permian	50,000	$(0.85)
Q3-Q4 2022	Houston Ship Channel	40,000	$(0.15)
Q1-Q4 2023	WAHA	70,000	$(0.51)
Q1-Q4 2023	El Paso Permian	140,041	$(1.58)
Q1-Q4 2023	Houston Ship Channel	50,000	$(0.13)

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC end of the month NYMEX index. Commodity hedge positions are shown as of July 27, 2022.

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